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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 3, 2005

                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               33-81808                                   22-3276290
       (Commission File Number)                (IRS Employer Identification No.)

            1361 Alps Road
          Wayne, New Jersey                                 07470
(Address of Principal Executive Offices)                  (Zip Code)

                                 (973) 628-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
                                                  ADDITIONAL REGISTRANTS

                                                                                               Address, including zip code
                                                                                               and telephone number,
                                State or other jurisdiction                                    including area code, of
Exact name of registrant as     of incorporation or            Registration No./I.R.S.         registrant's principal
specified in its charter        organization                   Employer Identification No.     executive offices
------------------------        ------------                   ---------------------------     -----------------
Building Materials               Delaware                           333-69749-01/               1361 Alps Road
Manufacturing Corporation                                            22-3626208                 Wayne, NJ 07470
                                                                                                (973) 628-3000











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
ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On November 3, 2005, Building Materials Corporation of America ("BMCA" or the "Company") issued a news release announcing its earnings for the third quarter ended October 2, 2005. A copy of the news release is furnished herewith as Exhibit 99.1.

           This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits.

99.1 News release issued November 3, 2005 regarding results of operations for the third quarter ended October 2, 2005.








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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                   BUILDING MATERIALS CORPORATION OF AMERICA
                                   BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: November 4, 2005            By:      /s/ John F. Rebele
                                           -------------------------------------
                                   Name:   John F. Rebele
                                   Title:  Senior Vice President,
                                           Chief Financial Officer and
                                           Chief Administrative Officer












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
                                  EXHIBIT INDEX

 Exhibit Number               Description
 --------------               -----------

    99.1 News release issued November 3, 2005 regarding results of operations for the third quarter ended October 2, 2005.
















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